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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 16, 2005

JACOBS ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-88242	34-1959351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Main Street, Black Hawk, Colorado		80422
(Address of principal executive offices)		(Zip Code)

303-582-1117
Registrant's telephone number, including area code

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision.

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On May 16, 2005, the Company issued a press release announcing its financial results for the first quarter of 2005. A copy of the press release is attached as Exhibit 99.1. The Company has also announced that it will hold a conference call to discuss its financial results at 11 a.m. Eastern Time on May 17, 2005. The call will be broadcast live at 1-800-946-0712 with the confirmation code #7462328 and will be available via replay for one week at 1-888-203-1112, conference ID #7462328, from Tuesday May 17, 2005 at 2:00 p.m. Eastern Time until midnight Eastern Time, Tuesday, May 24, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

        Filed herewith is the following:

Exhibit No.	Description
99.1	Jacobs Entertainment, Inc. press release dated May 16, 2005, announcing the Company's financial results for the first quarter of 2005 (furnished pursuant to Item 2.02 of Form 8-K).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACOBS ENTERTAINMENT, INC.
Date: May 16, 2005	By:	/s/ STEPHEN R. ROARK Stephen R. Roark Chief Financial Officer

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  ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE